United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

February 26, 2009

Date of Report

[Date of Earliest Event Reported]

PSP Industries, Inc.

(Exact name of Registrant as specified in its Charter)

Utah	000-53526	87-0342226
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

1305 West 50 South

Centerville, Utah  84014

 (Address of Principal Executive Offices)

(801) 296-8622

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 26, 2009, the Company acquired, for nominal consideration and canceled, an aggregate total of 12,387,500 shares of its common stock, 7,676,760 shares of which were owned by Kenneth I. Denos and 4,710,740 shares of which were owned by John D. Thomas.  These shares were previously issued in October, 2007, for services rendered, a portion of which were represented by promissory notes, and were valued at the par value of the Company’s common stock.  The cancelation became effective on March 3, 2009.  Following the cancelation of these shares, the total number of shares outstanding and the beneficial ownership of management before and after the cancelation, is reflected in the tables below:

Ownership of Principal Stockholders

       Prior to Cancelation

           Post Cancelation

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner (1)	Percent of Class (1)	Amount and Nature of Beneficial Owner(1)	Percent of Class (1)
Common Stock	Kenneth I. Denos, PC 10757 South River Front Parkway, Suite 125 South Jordan, UT 84095	7,676,760	54%	0	0%
Common Stock	John D. Thomas 10757 South River Front Parkway, Suite 125 South Jordan, UT 84095	4,710,740	33%	0	0%

(1)   Includes shares that any beneficial owner has the right to acquire within 60 days, from options, warrants, rights, conversion privilege or similar obligations.

Security Ownership of Management

        Prior to Cancelation

           Post Cancelation

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner(1)	Percent of Class (1)	Amount and Nature of Beneficial Owner(1)	Percent of Class (1)
Common Stock	Tom A. Barlow 1305 West 50 South Centerville, UT 84014	0	0%	0	0%
Common Stock	Myron O. Barlow 1305 West 50 South Centerville, UT 84014	0	0%	0	0%
Common Stock	Eslie O. Barlow (2) 1354 South 1000 West Salt Lake City, UT 84104	598,170	4.2%	598,170	34.8%

(1)   Includes shares that any beneficial owner has the right to acquire within 60 days, from options, warrants, rights, conversion privilege or similar obligations.

(2)   Eslie O. Barlow may be deemed to be the beneficial owner of the 498,170 shares of Maxim Management, Inc., and accordingly, these shares are included in the beneficial ownership calculations of this person.  Eslie O. Barlow is the sole stockholder and control person of Maxim Management, Inc.

All Directors and Executive Officers as a Group (Three Persons)

Our three directors and officers directly own 100,000 shares of our outstanding voting securities or approximately 5.8% of our outstanding voting securities, excluding the 498,170 shares that are owned by Maxim Management, Inc., which are beneficially owned by Eslie O. Barlow.  Including the Maxim Management, Inc. shares, and following the cancelation, they own 34.8% of our outstanding voting securities.

Item 9.01 Financial Statements and Exhibits.

Exhibit No. 99.1:  Letter of Messrs. Denos and Thomas instructing the Company to cancel an aggregate total of 12,387,500 shares of the Company’s common stock.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

PSP INDUSTRIES, INC.

Date:	March 9, 2009	By:	/s/Eslie O. Barlo
Eslie O. Barlow
Secretary/Treasurer

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